Exhibit 10.3

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT DATED

JANUARY 6, 2011 BETWEEN MTR GAMING GROUP, INC.,

AND JEFFREY J. DAHL

WHEREAS, MTR Gaming Group, Inc. (“MTR or the Company”), and Jeffrey J. Dahl (the “Executive”) (collectively the “Parties”), entered into an Employment Agreement (the “Agreement”) on or about January 6, 2011 securing the employment of Executive as President and Chief Executive Officer of the Company;

WHEREAS, the Parties, in exchange for the consideration detailed below, the sufficiency of which is acknowledged, the Parties mutually desire to amend the Agreement as follows:

Section 5, COMPENSATION & BENEFITS:	(a) Executive’s base salary is being raised to $630,000.00; and
(b) Executive’s Annual Incentive Bonus Target is being raised from fifty percent (50%) to sixty percent (60%)

WHEREAS, the Parties agree that other than the specific sections described above, all other Terms of the Agreement remain in force and are specifically incorporated by reference herein.

WHEREFORE, the Parties hereby affix their signature below, intending to be legally bound and specifically agreeing to the terms of this First Amendment this 2nd Day of December 2011.

/s/ Jeffrey J. Dahl	/s/ Roger Wagner
JEFFREY J. DAHL	ROGER WAGNER
PRESIDENT AND C.E.O. MTR GAMING GROUP, INC.	AS, CHAIRMAN OF MTR GAMING GROUP, INC.’S COMPENSATION COMMITTEE

Dated: 2 December, 2011	Dated: 2 December, 2011

/s/ Steven M. Billick
STEVEN M. BILLICK
AS, CHAIRMAN OF THE BOARD
MTR GAMING GROUP, INC.